UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Nuveen Quality Municipal Fund, Inc. (NQI)
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Nuveen Investment Quality Municipal Fund, Inc. (NQM)

Nuveen Municipal Advantage Fund, Inc. (NMA)

Nuveen Municipal Market Opportunity Fund, Inc. (NMO)

Nuveen Municipal Opportunity Fund, Inc. (NIO)

Nuveen Performance Plus Municipal Fund, Inc. (NPP)

Nuveen Premier Municipal Income Fund, Inc. (NPF)

Nuveen Premium Income Municipal Fund, Inc. (NPI)

Nuveen Premium Income Municipal Fund 2, Inc. (NPM)

Nuveen Premium Income Municipal Fund 4, Inc. (NPT)

Nuveen Quality Income Municipal Fund, Inc. (NQU)

Nuveen Quality Municipal Fund, Inc. (NQI)

Nuveen Select Quality Municipal Fund, Inc. (NQS)

You previously received the proxy cards and proxy statement for the August 5, 2015 Annual Meeting of Shareholders of your Nuveen Fund(s). There was an error in the listing of nominees on the proxy cards. The enclosed proxy cards are corrected and list the proper nominees. If you have previously voted, please re-vote using either the Internet site or touch-tone voting number listed on your cards, or return the signed cards in the enclosed postage paid return envelope.

NUVEEN FUNDS PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND

FOR AN ANNUAL MEETING OF SHAREHOLDERS, AUGUST 5, 2015

COMMON SHARES

The Annual Meeting of Shareholders will be held Wednesday, August 5, 2015 at 11:00 a.m. Central time, in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy , Kathleen L. Prudhomme and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders to be held on Wednesday, August 5, 2015, or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT

1-800-337-3503 OR OVER THE INTERNET (www.proxy-direct.com).

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE BY TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

Signature

Signature

Date NUV_26795_Com_070815

DO NOT TEAR

FUNDS FUNDS FUNDS

Nuveen AMT-Free Municipal Income Fund Nuveen AMT-Free Municipal Value Fund Nuveen Build America Bond Fund

Nuveen Build America Bond Opportunity Fund Nuveen California Select Tax-Free Income Portfolio Nuveen Dividend Advantage Municipal Fund

Nuveen Dividend Advantage Municipal Fund 2 Nuveen Dividend Advantage Municipal Fund 3 Nuveen Dividend Advantage Municipal Income Fund

Nuveen Dow 30SM Dynamic Overwrite Fund Nuveen Enhanced Municipal Value Fund Nuveen Global High Income Fund

Nuveen Investment Quality Municipal Fund, Inc. Nuveen Municipal Advantage Fund, Inc. Nuveen Municipal High Income Opportunity Fund

Nuveen Municipal Income Fund, Inc. Nuveen Municipal Market Opportunity Fund, Inc. Nuveen Municipal Opportunity Fund, Inc.

Nuveen Municipal Value Fund, Inc. Nuveen NASDAQ 100 Dynamic Overwrite Fund Nuveen New York Select Tax-Free Income Portfolio

Nuveen Performance Plus Municipal Fund, Inc. Nuveen Premier Municipal Income Fund, Inc. Nuveen Premium Income Municipal Fund, Inc.

Nuveen Premium Income Municipal Fund 2, Inc. Nuveen Premium Income Municipal Fund 4, Inc. Nuveen Quality Income Municipal Fund, Inc.

Nuveen Quality Municipal Fund, Inc. Nuveen Select Maturities Municipal Fund Nuveen Select Quality Municipal Fund, Inc.

Nuveen Select Tax-Free Income Portfolio Nuveen Select Tax-Free Income Portfolio 2 Nuveen Select Tax-Free Income Portfolio 3

VOTE BY PHONE

Call 1-800-337-3503

Follow the recorded

instructions

available 24 hours

VOTE ON THE INTERNET

Log on to:

www.proxy-direct.com

or scan the QR code

Follow the on-screen instructions

available 24 hours

VOTE BY MAIL

Vote, sign and date this Proxy

Card and return it in the

postage-paid envelope.

VOTE IN PERSON

Attend Shareholder Meeting

333 West Wacker Dr.

Chicago. IL 60606

On August 5, 2015

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted "FOR" the proposals.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1a. Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the "For All Except" and write the nominee number(s) on the line provided.

01. William Adams IV 02. Jack B. Evans 03. David J. Kundert 04. John K. Nelson
05. Thomas S. Schreier, Jr. 06. Judith M. Stockdale 07. Carole E. Stone 08. Virginia L. Stringer
09. Terence J. Toth

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	
01 Nuveen Investment Quality Municipal Fund, Inc.	☐	☐	☐	______	02 Nuveen Municipal Advantage Fund, Inc.	☐	☐	☐	______
03 Nuveen Municipal Market Opportunity Fund, Inc.	☐	☐	☐	______	04 Nuveen Municipal Opportunity Fund, Inc.	☐	☐	☐	______
05 Nuveen Performance Plus Municipal Fund, Inc.	☐	☐	☐	______	06 Nuveen Premier Municipal Income Fund, Inc.	☐	☐	☐	______
07 Nuveen Premium Income Municipal Fund, Inc.	☐	☐	☐	______	08 Nuveen Premium Income Municipal Fund 2, Inc.	☐	☐	☐	______
09 Nuveen Premium Income Municipal Fund 4, Inc.	☐	☐	☐	______	10 Nuveen Quality Income Municipal Fund, Inc.	☐	☐	☐	______
11 Nuveen Quality Municipal Fund, Inc.	☐	☐	☐	______	12 Nuveen Select Quality Municipal Fund, Inc	☐	☐	☐	______

1b. Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the "For All Except" and write the nominee number(s) on the line provided.

Class II:

01. Jack B. Evans 02. William J. Schneider 03. Thomas S. Schreier, Jr.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	
Nuveen Municipal Income Fund, Inc.	☐	☐	☐	______

1c. Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the "For All Except" and write the nominee number(s) on the line provided.

Class III:

01. Jack B. Evans 02. William J. Schneider 03. Thomas S. Schreier, Jr.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	
01 Nuveen AMT-Free Municipal Value Fund	☐	☐	☐	______	02 Nuveen Build America Bond Fund	☐	☐	☐	______
03 Nuveen Build America Bond Opportunity Fund	☐	☐	☐	______	04 Nuveen California Select Tax-Free Income Portfolio	☐	☐	☐	______
05 Nuveen Dow 30℠ Dynamic Overwrite Fund	☐	☐	☐	______	06 Nuveen Enhanced Municipal Value Fund	☐	☐	☐	______
07 Nuveen Global High Income Fund	☐	☐	☐	______	08 Nuveen Municipal Value Fund, Inc.	☐	☐	☐	______
09 Nuveen NASDAQ 100 Dynamic Overwrite Fund	☐	☐	☐	______	10 Nuveen New York Select Tax-Free Income Portfolio	☐	☐	☐	______
11 Nuveen Select Maturities Municipal Fund	☐	☐	☐	______	12 Nuveen Select Tax-Free Income Portfolio	☐	☐	☐	______
13 Nuveen Select Tax-Free Income Portfolio 2	☐	☐	☐	______	14 Nuveen Select Tax-Free Income Portfolio 3	☐	☐	☐	______

1d. Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the "For All Except" and write the nominee number(s) on the line provided.

Class III:

01. Jack B. Evans 02. Thomas S. Schreier, Jr.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	
01 Nuveen AMT-Free Municipal Income Fund	☐	☐	☐	______	02 Nuveen Dividend Advantage Municipal Fund	☐	☐	☐	______
03 Nuveen Dividend Advantage Municipal Fund 2	☐	☐	☐	______	04 Nuveen Dividend Advantage Municipal Fund 3	☐	☐	☐	______
05 Nuveen Dividend Advantage Municipal Income Fund	☐	☐	☐	______	06 Nuveen Municipal High Income Opportunity Fund	☐	☐	☐	______

Important Notice Regarding the Availability of Proxy Materials for the Nuveen Annual Meeting of Shareholders to Be Held on August 5, 2015.
The Proxy Statement for this meeting is available at:
http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

IMPORTANT: PLEASE SIGN AND DATE BEFORE MAILING.

NUV_26795_Com_070815

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Please detach at perforation before mailing.

NUVEEN QUALITY MUNICIPAL FUND, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND

FOR AN ANNUAL MEETING OF SHAREHOLDERS, AUGUST 5, 2015

PREFERRED SHARES

The Annual Meeting of Shareholders will be held Wednesday, August 5, 2015 at 11:00 a.m. Central time, in the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy, Kathleen L. Prudhomme and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders to be held on Wednesday, August 5, 2015, or any adjournment(s) thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

Signature

Signature

Date NQI_26795_070815_Pref

PROXY

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Nuveen Annual

Meeting of Shareholders to Be Held on August 5, 2015.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-ProxyInformation/

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment(s) thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1a. Election of Board Members: Preferred Shares Only:

01.	William Adams IV 06. Judith M. Stockdale 10. William C. Hunter
02.	Jack B. Evans 07. Carole E. Stone 11. William J. Schneider
03.	David J. Kundert 08. Virginia L. Stringer
04.	John K. Nelson 09. Terence J. Toth
05.	Thomas S. Schreier, Jr

FOR WITHHOLD FOR ALL

ALL ALL EXCEPT

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

NQI_26795_070815_Pref